Exhibit 10.25

MARYLAND TECHNOLOGY DEVELOPMENT CENTER

LICENSE AGREEMENT

AMENDMENT 10

This addendum is made this 29th day of September, 2009, by and between MEDCO and Neogenix Oncology, Inc. ("Licensee").

WHEREAS, MEDCO and Licensee have entered into a License Agreement dated April 28, 2004;

WHEREAS, Licensee currently occupies Labs #211, #222 and #226, and offices #261, #262, #267 and #317 in the Maryland Technology Development Center in Montgomery County, Maryland (the "Original Premises");

WHEREAS Licensee wishes to expand its office space within the Maryland Technology Development Center and MEDCO is willing to provide for such expansion based on the terms provided for below;

NOW, THEREFORE, in consideration of the mutual covenants and agreements stated herein, the parties agree as follows:

1.	Effective October 15, 2009, Licensee shall occupy office #260 (the "Expansion Premises").

2.	The Monthly Payment, for the Expansion Premises, provided herein shall be as follows:

From October 15, 2009 to October 31, 2009	$178
From November 1, 2009 to April 30, 2010	$345

3.	The aggregate Monthly Payment, to include the Monthly Payment for the Original Premises and the Reduction Premises provided for herein shall be as follows:

From November 1, 2009 to April 30, 2010	$14,499

Renewal Term (if granted by MEDCO) From May 1, 2010 to April 30, 2011	$14,499

4.	All other provisions of the original License Agreement shall apply to this Amendment

This Amendment may be signed in counterparts.

FOR:	Maryland Economic Development Corporation	FOR:	Neogenix Oncology, Inc.

BY:		BY:
Scheer Partners, Inc. Center Manager

Date:	9/29/09	Date:	9.28.09

BY:	/s/ Robert C. Brennan
Robert C. Brennan Executive Director, MEDCO

Date:	10/15/09